Exhibit 10.1

EXECUTION VERSION

FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT

FIRST AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “First Amendment”), dated as of February 7, 2013, by and among BAKERCORP INTERNATIONAL HOLDINGS, INC., a Delaware corporation (“Holdings”), BAKERCORP INTERNATIONAL, INC., a Delaware corporation (the “U.S. Borrower”), BC INTERNATIONAL HOLDINGS C.V., a limited partnership (commanditaire vennootschap) organized under the laws of the Netherlands and having its seat in Amsterdam, the Netherlands (the “European Borrower”), the Subsidiary Guarantors party hereto, DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), as Issuing Lender, as Swingline Lender, and as designated 2013 Replacement Term Lender (in such capacity, the “Designated 2013 Replacement Term Lender”), 2013 Replacement Term Lenders (as defined below), the Required Lenders and each Revolving Lender. Unless otherwise indicated, all capitalized terms used herein but not otherwise defined shall have the respective meanings provided to such terms in the Credit Agreement referred to below (as amended by this First Amendment).

W I T N E S S E T H:

WHEREAS, Holdings, the U.S. Borrower, the European Borrower, the Subsidiary Guarantors party thereto, the Lenders from time to time party thereto (the “Lenders”) and the Administrative Agent are parties to a Credit Agreement and Guaranty Agreement, dated as of June 1, 2011 (the “Credit Agreement”);

WHEREAS, on the date hereof (but prior to giving effect to this First Amendment), there are outstanding Term Loans under the Credit Agreement (for purposes of this First Amendment, herein called the “Refinanced Term Loans”) in an aggregate principal amount of $384,150,000;

WHEREAS, in accordance with the provisions of Section 13.12(d) of the Credit Agreement, Holdings, the U.S. Borrower, the European Borrower, the Subsidiary Guarantors, the Administrative Agent and the 2013 Replacement Term Lenders wish to amend the Credit Agreement to provide for the refinancing in full of all of the outstanding Refinanced Term Loans with the 2013 Replacement Term Loans (as defined below) on the terms and subject to the conditions set forth herein;

WHEREAS, in accordance with the provisions of Section 13.12(a) of the Credit Agreement, Holdings, the U.S. Borrower, the European Borrower, the Subsidiary Guarantors, the Administrative Agent, the Issuing Lender, the Swingline Lender, each Revolving Lender and the Required Lenders wish to amend the Credit Agreement to provide (i) for an extension to the Revolving Loan Maturity Date and (ii) for other amendments described herein, in each case on the terms and subject to the conditions set forth herein; and

WHEREAS, Deutsche Bank Securities Inc. (“DBSI”) and Morgan Stanley Senior Funding, Inc. have agreed to act as joint lead arrangers and joint book running managers with respect to this First Amendment and the 2013 Replacement Term Loans provided for hereunder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed as follows:

SECTION 1. Amendments to Credit Agreement.

(a) (i) Subject solely to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, each of the Lenders with a 2013 Replacement Term Loan Commitment referred to below (together with the Designated 2013 Replacement Term Lender, the “2013 Replacement Term Lenders”) hereby agree to make 2013 Replacement Term Loans to the U.S. Borrower on the First Amendment Effective Date (as defined below) in the aggregate principal amount of $384,150,000 to refinance all outstanding Refinanced Term Loans in accordance with the relevant requirements of the Credit Agreement and this First Amendment.

It is understood and agreed that (x) the 2013 Replacement Term Loans being made pursuant to this First Amendment shall constitute “Replacement Term Loans” pursuant to Section 13.12(d) of the Credit Agreement and (y) the Refinanced Term Loans being refinanced shall constitute “Refinanced Term Loans” as defined in Section 13.12(d) of the Credit Agreement. Except as expressly provided in this First Amendment (including as to Applicable Margin and call protection) and the Credit Agreement (as modified hereby), the 2013 Replacement Term Loans shall be on terms identical to the Refinanced Term Loans (including as to Guarantors, Collateral (and ranking) and payment priority).

(ii) The Administrative Agent has prepared a schedule which sets forth the allocated commitments received by it with respect to the 2013 Replacement Term Loans (the “2013 Replacement Term Loan Commitments”) from the 2013 Replacement Term Lenders. The Administrative Agent has notified each 2013 Replacement Term Lender of its allocated 2013 Replacement Term Loan Commitment. On the First Amendment Effective Date, all then outstanding Refinanced Term Loans shall be refinanced in full as follows:

(A) the outstanding aggregate principal amount of Refinanced Term Loans of each Term Lender which is an existing Term Lender under the Credit Agreement with respect to Refinanced Term Loans prior to giving effect to this First Amendment (each, an “Existing Lender”) shall be repaid in full in cash with respect to its Refinanced Term Loans; and

(B) (1) each Person that is not an Existing Lender with a 2013 Replacement Term Loan Commitment and (2) each Existing Lender with a 2013 Replacement Term Loan Commitment agrees to make to the U.S. Borrower a new Term Loan (each, a “2013 Replacement Term Loan”) in a principal amount equal to such 2013 Replacement Term Lender’s 2013 Replacement Term Loan Commitment or such Existing Lender’s 2013 Replacement Term Loan Commitment, as the case may be, on the First Amendment Effective Date; and

(iii)(A) Each 2013 Replacement Term Lender hereby agrees to fund its 2013 Replacement Term Loans in an aggregate principal amount equal to such 2013 Replacement Term Lender’s 2013 Replacement Term Loan Commitment in cash to the Designated 2013 Replacement Term Lender; and

(B) the Designated 2013 Replacement Term Lender shall fund in cash to the U.S. Borrower, on behalf of each 2013 Replacement Term Lender with a 2013 Replacement Term Loan Commitment an amount equal to such 2013 Replacement Term Lender’s 2013 Replacement Term Loan Commitment.

(iv) On the First Amendment Effective Date, the U.S. Borrower shall pay in cash (x) all interest accrued on the Refinanced Term Loans through the First Amendment Effective Date and (y) any breakage loss or expenses due under Section 2.12 of the Credit Agreement. Each Existing Lender hereby irrevocably waives any entitlement or claim to any breakage loss or expenses due under Section 2.12 of the Credit Agreement with respect to the repayment of that portion of its Refinanced Term Loans which has been replaced with 2013 Replacement Term Loans.

(v) Promptly following the First Amendment Effective Date, all Notes, if any, evidencing the Refinanced Term Loans shall be cancelled, and any 2013 Replacement Term Lender may request that its 2013 Replacement Term Loan be evidenced by a Note pursuant to Section 2.6(a) of the Credit Agreement.

(vi) Notwithstanding anything to the contrary contained in the Credit Agreement, all proceeds of the 2013 Replacement Term Loans will be used solely to repay outstanding Refinanced Term Loans and to pay accrued interest described in clause (iv) above and fees and expenses related to this Amendment, in each case on the First Amendment Effective Date.

(vii) On the First Amendment Effective Date (after giving effect to this First Amendment) (x) the aggregate outstanding amount of the Term Loans shall be $0 and (y) the aggregate outstanding amount of the 2013 Replacement Term Loans shall be $384,150,000.

(b) Subject solely to the satisfaction (or waiver) of the conditions set forth in Section 2 hereof, upon the making of the 2013 Replacement Term Loans, the Credit Agreement is hereby amended as follows:

(i) The first two paragraphs of the definition of “Applicable Margin” in Section 1.1 of the Credit Agreement are hereby amended by amending and restating them in their entirety as follows:

““Applicable Margin” shall mean (I) a percentage per annum equal to (i) in the case of Term Loans maintained as (A) Base Rate Loans, 2.00% and (B) LIBOR Loans, 3.00%; (ii) initially, in the case of Revolving Loans maintained as (A) Base Rate Loans, 2.50% and (B) Fixed Rate Loans, 3.50%; and (iii) in the case of Swingline Loans, 2.50% and (II) with respect to Incremental Term Loans, the rate per annum specified in the Incremental Amendment establishing Incremental Term Loan Commitments in respect of such Incremental Term Loans.

From and after each day of delivery of any certificate delivered in accordance with the first sentence of the following paragraph indicating an entitlement to a different margin for any Tranche of Loans (other than Term Loans) than that described in the immediately preceding sentence (each, a “Start Date”) to and including the applicable End Date described below, the Applicable Margins for such Tranches of Loans (hereinafter, the “Adjustable Applicable Margins”) shall be those set forth below opposite the Total First Lien Leverage Ratio indicated to have been achieved in any certificate delivered as provided below:

Total First Lien Leverage Ratio	Revolving Loan Fixed Rate Margin	Revolving Loan and Swingline Loan Base Rate Margin
Greater than 3.00 to 1.0	3.50%	2.50%
Less than or equal to 3.00 to 1.0 but greater than 2.25 to 1.0	3.25%	2.25%
Less than or equal to 2.25 to 1.0	3.00%	2.00%”

(ii) The definition of “Compliance Date” in Section 1.1 of the Credit Agreement is hereby amended by replacing the reference to “10%” therein with “25%”.

(iii) The definition of “Excess Cash Flow Period” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“Excess Cash Flow Period” shall mean each fiscal year of the U.S. Borrower beginning with the fiscal year ending January 31, 2014.

(iv) The definition of “Maximum Incremental Facilities Amount” in Section 1.1 of the Credit Agreement is hereby amended by replacing each reference to “$100,000,000” therein with “$150,000,000”.

(v) The definition of “Revolving Loan Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by deleting the reference to “June 1, 2016” therein and replacing it with “February 7, 2018.”

(vi) The definition of “Term Loan” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

““Term Loans” shall mean (a) prior to the First Amendment Effective Date and the making of the 2013 Replacement Term Loans, Term Loans (as defined in the Credit Agreement (prior to giving effect to the First Amendment)), and (b) on and after the First Amendment

Effective Date and upon the making of the 2013 Replacement Term Loans, the 2013 Replacement Term Loans made pursuant to, and in accordance with, the terms of Section 2.1(e) and the First Amendment, and shall also include each Incremental Term Loan.”

(vii) The definition of “Term Loan Commitment” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

““Term Loan Commitment” shall mean (i) with respect to each Lender on the Closing Date, the amount set forth opposite such Lender’s name in Schedule I directly below the column entitled “Term Loan Commitment,” (ii) with respect to each Lender on the First Amendment Effective Date, the commitment of such Lender to make the 2013 Replacement Term Loans as provided in Section 1 of the First Amendment in an aggregate amount not to exceed the 2013 Replacement Term Loan Commitment of such Lender and (iii) the Incremental Term Loan Commitments, if any, issued after the Closing Date pursuant to Section 2.15, as each may be terminated pursuant to Sections 4.3 and/or 11. The aggregate amount of the Term Loan Commitment as of the Closing Date is $390,000,000. The aggregate amount of the Term Loan Commitment as of the First Amendment Effective Date is $384,150,000.”

(viii) The definition of “Term Loan Maturity Date” in Section 1.1 of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

““Term Loan Maturity Date” shall mean February 7, 2020; provided, however, that such date shall automatically become March 2, 2019 if all the Senior Notes are not repaid in full or extended, renewed or refinanced with a Permitted Refinancing on or prior to March 2, 2019, which Permitted Refinancing will not mature or require any scheduled amortization or payments of principal prior to the date that is at least 90 days after February 7, 2020.”

(ix) Section 1.1 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“2013 Replacement Term Loan” has the meaning specified in the First Amendment.

“2013 Replacement Term Loan Commitment” has the meaning specified in the First Amendment.

“First Amendment” means the First Amendment, dated as of February 7, 2013, to this Agreement by and among Holdings, the U.S. Borrower, the European Borrower, the Subsidiary Guarantors, the Administrative Agent, the Revolving Lenders, the Issuing Lender, the Swingline Lender, the Required Lenders, the 2013 Replacement Term Lenders and the Designated 2013 Replacement Term Lender.

“First Amendment Effective Date” means February 7, 2013.

(x) Section 2.1 of the Credit Agreement is hereby amended by adding the following new clause (e) at the end thereof:

“(e) Subject to and upon the terms and conditions set forth herein and in the First Amendment, each Lender with a 2013 Replacement Term Loan Commitment severally agrees to make a Term Loan or Term Loans to the U.S. Borrower, which Term Loans (i) shall be incurred pursuant to a single drawing on the First Amendment Effective Date, (ii) shall be denominated in Dollars, (iii) except as hereinafter provided, shall, at the option of the U.S. Borrower, be incurred and maintained as, and/or converted into, Base Rate Loans or LIBOR Loans, provided, that except as otherwise specifically provided in Section 2.11(b), all Term Loans comprising the same Borrowing shall at all times be of the same Type and (iv) shall be made by each such Lender in that aggregate principal amount which does not exceed the 2013 Replacement Term Loan Commitment of such Lender on the First Amendment Effective Date. Once repaid, Term Loans incurred hereunder may not be reborrowed.”

(xi) Section 2.4(a) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“ (a) The principal amount of the 2013 Replacement Term Loans of each Term Lender shall be repaid (i) on each Quarterly Payment Date, commencing with the last Business Day of April 2013, in an amount equal to 0.25% of the aggregate principal amount of the 2013 Replacement Term Loans incurred on the First Amendment Effective Date and (ii) on the Term Loan Maturity Date, in an amount equal to the aggregate principal amount outstanding on such date, together in each case with accrued and unpaid interest on the principal amount to be paid to but excluding the date of such payment.”

(xii) Section 4.3(a) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(a) In addition to any other mandatory commitment reductions pursuant to this Section 4.3, (i) the Total Term Loan Commitment (and the Term Loan Commitment of each Lender) as in effect on the Closing Date shall terminate in its entirety on the Closing Date (after giving effect to the incurrence of Term Loans on such date) and (ii) the Total Term Loan Commitment (and the 2013 Replacement Term Loan Commitment of each Lender) as in effect on the First Amendment Effective Date shall terminate in its entirety on the First Amendment Effective Date (after giving effect to the incurrence of 2013 Replacement Term Loans on such date).”

(xiii) Section 5.1(b) of the Credit Agreement is hereby amended by replacing the reference to “Closing Date” appearing in the proviso thereof with “First Amendment Effective Date” in lieu thereof.

(xiv) Section 8.15 of the Credit Agreement is hereby amended by adding the following new clause (c) at the end thereof:

(c) The U.S. Borrower shall use the proceeds of the 2013 Replacement Term Loans incurred on the First Amendment Effective Date to repay and/or replace all Term Loans outstanding prior to the First Amendment Effective Date (including all accrued interest) and to pay related costs and expenses.

(xv) Section 9.7(f) of the Credit Agreement is hereby amended by replacing the reference to “the greater of $50,000,000 and 15% of Consolidated Total Tangible Assets” therein with “the greater of $100,000,000 and 30% of Consolidated Total Tangible Assets”.

(xvi) Section 9.7(g) of the Credit Agreement is hereby amended by amending and restating it in its entirety as follows:

“(g) acquisitions by the U.S. Borrower or any Restricted Subsidiary of the outstanding Capital Stock of Persons (each a “Permitted Acquisition”); provided that (i) no Default or Event of Default has occurred or is continuing both before and after giving effect to such Permitted Acquisition and after giving effect to each such Permitted Acquisition and all Indebtedness incurred in connection therewith, the Loan Parties shall be in pro forma compliance with the Total Leverage Covenant (if such Total Leverage Covenant is then in effect) and (ii) unless such acquired Persons and their Subsidiaries become Guarantors and pledge their assets as, and to the extent, required by Section 8.8, the aggregate consideration paid by the U.S. Borrower and the Guarantors in respect of all such Permitted Acquisitions shall not exceed $150,000,000 during the term of this Agreement;”

(xvii) Section 9.8(d) of the Credit Agreement is hereby amended by replacing the reference to “$50,000,000” therein with “$100,000,000”.

SECTION 2. Conditions of Effectiveness of this First Amendment.

This First Amendment shall be binding and effective on the date when the following conditions shall have been satisfied (or waived) (such date, the “First Amendment Effective Date”):

(a) Holdings, the U.S. Borrower, the European Borrower, the Subsidiary Guarantors, the Administrative Agent, the Revolving Lenders, the Issuing Lender, the Swingline Lender, the Required Lenders, the Designated 2013 Replacement Term Lender and the 2013 Replacement Term Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, NY 10036, Attention: Katayoun C. Sadeghi (2013BakerRefinancing@whitecase.com; facsimile number (212) 354-8113), counsel to the Administrative Agent;

(b) the U.S. Borrower shall have paid, by wire transfer of immediately available funds, (i) to DBSI, all fees due and payable pursuant to that certain fee letter dated as of February 5, 2013 between the U.S. Borrower and DBSI and (ii) to the Administrative Agent, for the ratable account of each Existing Lender, all accrued but unpaid interest on the Refinanced Term Loans through the First Amendment Effective Date;

(c) (i) on the First Amendment Effective Date and after giving effect to this First Amendment and the incurrence of the 2013 Replacement Term Loans, no Default or Event of

Default shall have occurred and be continuing and (ii) on and as of the First Amendment Effective Date, the representations and warranties contained in the Credit Agreement and each other Loan Document shall be true and correct in all material respects on and as of such date as if made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date;

(d) the Administrative Agent shall have received from the U.S. Borrower a certificate executed by an Authorized Officer of the U.S. Borrower, a certificate certifying compliance with the requirements of preceding clause (c);

(e) the Administrative Agent shall have received a solvency certificate from the chief financial officer of the U.S. Borrower substantially in the form of Exhibit N to the Credit Agreement, which demonstrates that Holdings and its Subsidiaries, on a consolidated basis, are, and after giving effect to the incurrence of the 2013 Replacement Term Loans on the First Amendment Effective Date and the application of the proceeds thereof and the other transactions contemplated hereby, will be, Solvent;

(f) the Administrative Agent shall have received (including by telecopy or other electronic transmission) the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an Authorized Officer of the U.S. Borrower and each other Loan Party;

(g) the Administrative Agent shall have received (i) a certificate of each Loan Party, dated the First Amendment Effective Date, substantially in the form of Exhibit M to the Credit Agreement, with appropriate insertions and attachments, including certified organizational authorizations, incumbency certifications, the certificate of incorporation or other similar organizational document of each Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and bylaws or other similar organizational document of each Loan Party (including, without limitation, the partnership agreement with respect to the European Borrower) certified by an Authorized Officer as being in full force and effect on the First Amendment Effective Date, and (ii) a good standing certificate for each U.S. Loan Party from its jurisdiction of organization; and

(h) the Administrative Agent shall have received customary legal opinions from (i) Fried, Frank, Harris Shriver & Jacobson, LLP, special counsel to the Loan Parties and (ii) De Brauw Blackstone Westbroek New York B.V., P.C., special Dutch counsel to the European Borrower, which opinions, in each case, shall be in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 3. Costs and Expenses. The U.S. Borrower hereby reconfirms its obligations pursuant to Section 13.1 of the Credit Agreement to pay and reimburse the Administrative Agent for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable fees of counsel) incurred in connection with the preparation, execution, delivery and administration of this First Amendment and all other documents and instruments delivered in connection herewith.

SECTION 4. Remedies. This First Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 5. Representations and Warranties. To induce the Administrative Agent, the Revolving Lenders, the Issuing Lender, the Swingline Lender and the Designated 2013 Replacement Term Lender to enter into this First Amendment, each of the Loan Parties represents and warrants to the Administrative Agent, the Revolving Lenders, the Issuing Lender, the Swingline Lender, the 2013 Replacement Term Lenders and the Designated 2013 Replacement Term Lender on and as of the First Amendment Effective Date that, in each case:

(a) this First Amendment has been duly authorized, executed and delivered by it and each of this First Amendment and the Credit Agreement constitute its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as may be limited by (i) applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or similar laws of general applicability relating to or limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law and (ii) the need for filings and registrations necessary to create or perfect the Liens on Collateral granted by the Loan Parties in favor of the Collateral Agent;

(b) no Default or Event of Default exists as of the First Amendment Effective Date, both immediately before and after giving effect to this First Amendment; and

(c) the 2013 Replacement Term Loans have been incurred in compliance with the requirements of Section 13.12(d) of the Credit Agreement.

SECTION 6. Consent. The U.S. Borrower hereby consents to the assignment of any Refinanced Term Loans to any 2013 Replacement Term Lender who is not an Existing Lender.

SECTION 7. Reference to and Effect on the Credit Agreement and the Loan Documents.

(a) On and after the First Amendment Effective Date, (i) each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement, as amended by this First Amendment; (ii) the 2013 Replacement Term Loans shall constitute “Term Loans” for all purposes under the Credit Agreement; and (iii) each 2013 Replacement Term Lender shall constitute a “Lender” as defined in the Credit Agreement.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended by this First Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this First Amendment.

(c) The execution, delivery and effectiveness of this First Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION 8. Governing Law. THIS FIRST AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT FOR NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

SECTION 9. Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the U.S. Borrower and the Administrative Agent.

SECTION 10. Electronic Execution. The words “execution,” “signed,” “signature,” and words of like import in this First Amendment or in any amendment or other modification hereof (including waivers and consents) shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

U.S. BORROWER AND GUARANTOR:	BAKERCORP INTERNATIONAL, INC.

	By:	/s/ James H. Leonetti
Name: James H. Leonetti
Title: Vice President

EUROPEAN BORROWER:	BC INTERNATIONAL HOLDINGS C.V.

	By:	BAKERCORP INTERNATIONAL MANAGEMENT LLC, its general partner

	By:	BAKERCORP, its sole member

	By:	/s/ James H. Leonetti
Name: James H. Leonetti
Title: Vice President

GUARANTORS:	BAKERCORP INTERNATIONAL HOLDINGS, INC.

	By:	/s/ James H. Leonetti
Name: James H. Leonetti
Title: Vice President

FTT HOLDINGS, INC.

	By:	/s/ James H. Leonetti
Name: James H. Leonetti
Title: Vice President

[Signature Page to BakerCorp First Amendment]

BAKERCORP

By:	/s/ James H. Leonetti
Name: James H. Leonetti
Title: Vice President

[Signature Page to BakerCorp First Amendment]

DEUTSCHE BANK AG NEW YORK BRANCH, as Administrative Agent, Collateral Agent, Issuing Lender, Swingline Lender, Designated 2013 Replacement Term Lender, 2013 Replacement Term Lender and a Revolving Lender

By:	/s/ Marcus M. Tarkington
Name: Marcus M. Tarkington
Title: Director

By:	/s/ Kelvin Ji
Name: Kelvin Ji
Title: Vice President

[Signature Page to BakerCorp First Amendment]

MORGAN STANLEY BANK, N.A., as a Revolving Lender

By:	/s/ Michael King
Name: Michael King
Title: Authorized Signatory

[Signature Page to BakerCorp First Amendment]

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the First Amendment to the Credit Agreement (as defined in the First Amendment), dated as of February 7, 2013, by and among BAKERCORP INTERNATIONAL HOLDINGS, INC., a Delaware corporation (“Holdings”), BAKERCORP INTERNATIONAL, INC., a Delaware corporation (the “U.S. Borrower”), BC INTERNATIONAL HOLDINGS C.V., a limited partnership (commanditaire vennootschap) organized under the laws of the Netherlands and having its seat in Amsterdam, the Netherlands (the “European Borrower”), the Subsidiary Guarantors party thereto, DEUTSCHE BANK AG NEW YORK BRANCH, as administrative agent (in such capacity, the “Administrative Agent”), as collateral agent (in such capacity, the “Collateral Agent”), as Issuing Lender, as Swingline Lender and as designated 2013 Replacement Term Lender (in such capacity, the “Designated 2013 Replacement Term Lender”), the 2013 Replacement Term Lenders, the Required Lenders and each Revolving Lender. Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Credit Agreement or First Amendment, as applicable.

2. Certain provisions of the Credit Agreement are being amended and/or modified pursuant to the First Amendment. Each of the parties hereto hereby agrees, with respect to each Loan Document to which it is a party, after giving effect to the First Amendment:

(a) all of its Obligations, including obligations (whether direct, as a Guarantor or otherwise), liabilities and indebtedness under such Loan Document, shall remain in full force and effect on a continuous basis; and

(b) all of the Liens and security interests created and arising under such Loan Document remain in full force and effect on a continuous basis, and the perfected status and priority (including to the extent provided for in Section 6.19 of the Credit Agreement) of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, as collateral security for its Obligations, including obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Loan Documents, and all Mortgages, UCC financing statements and all other recordings and filings previously made, recorded or filed are intended to and do secure and perfect all of its Obligations, in each case to the extent provided in such Loan Documents;

3. THIS ACKNOWLEDGMENT AND CONFIRMATION AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK (WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES, EXCEPT FOR NEW YORK GENERAL OBLIGATIONS LAW SECTIONS 5-1401 AND 5-1402).

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or other electronic transmission), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed as of the day and year first above written.

U.S. BORROWER AND GUARANTOR:	BAKERCORP INTERNATIONAL, INC.

	By:	/s/ James H. Leonetti
Name: James H. Leonetti
Title: Vice President

EUROPEAN BORROWER:	BC INTERNATIONAL HOLDINGS C.V.

	By:	BAKERCORP INTERNATIONAL MANAGEMENT LLC, its general partner

	By:	BAKERCORP, its sole member

	By:	/s/ James H. Leonetti
Name: James H. Leonetti
Title: Vice President

GUARANTORS:	BAKERCORP INTERNATIONAL HOLDINGS, INC.

	By:	/s/ James H. Leonetti
Name: James H. Leonetti
Title: Vice President

FTT HOLDINGS, INC.

	By:	/s/ James H. Leonetti
Name: James H. Leonetti
Title: Vice President

[Signature Page to BakerCorp Acknowledgement and Confirmation]

BAKERCORP

By:	/s/ James H. Leonetti
Name: James H. Leonetti
Title: Vice President

[Signature Page to BakerCorp Acknowledgement and Confirmation]